Exhibit 10.1






                                 FIRST AMENDMENT
                                     TO THE
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                               FOSTER WHEELER LTD.
                                       AND
                              RAYMOND J. MILCHOVICH


           THIS FIRST AMENDMENT is made and entered into this 13th day of September, 2002 to the Employment Agreement between Foster Wheeler Ltd. (the "Company") and Raymond J. Milchovich (the "Executive") dated October 22, 2001 (the "Employment Agreement").

                              W I T N E S S E T H:
                              --------------------

           WHEREAS, the Company and the Executive mutually agree that it is in each party's best interests to amend the Employment Agreement;

           NOW, THEREFORE, in accordance with Section 10.6 of the Employment Agreement, the Employment Agreement is hereby amended effective September 13, 2002 as follows:

           1. EXHIBIT A of the Employment Agreement is hereby amended in its entirety to read as provided in EXHIBIT A appended to this First Amendment.

           IN WITNESS WHEREOF, the Company and the Executive have executed this First Amendment effective on the date first above written.

                                    FOSTER WHEELER LTD.


                                    By    /S/ JOSEPH J. MELONE
                                      ----------------------------------
                                          Name:  Joseph J. Melone
                                          Title: Deputy Chairman



                                          /S/ RAYMOND J. MILCHOVICH
                                      ----------------------------------
                                          Raymond J. Milchovich



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                                                                     EXHIBIT A

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GRANT DATE OF OPTION1           NUMBER OF SHARES                     DATE BECOMING VESTED AND EXERCISABLE2
--------------------            ----------------                     ------------------------------------
Effective Date                  1,300,000                            Portion of such option representing 260,000 shares on each date immediately preceding each of the first through fifth anniversaries of the Effective Date.


As soon as practicable         A number of shares such that the      Portion of such option representing one-forty-eighth (1/48)
after the expiration of        Black-Scholes value3 of such          of the number of shares represented by such option on the
thirty (30) days               option on such grant date equals      date of grant and on the first day of each successive month
following the execution        $5 million dollars; PROVIDED,         thereafter.
by the Company of the          that such number of shares shall
pending 2002 bank              be not less than 700,000 and not
credit agreements.             more than 1,000,000.



(1) Subject to the Executive's continued employment with the Company on the grant date.

(2) Subject to the Executive's continued employment with the Company through the vesting date, except as specifically provided in the Agreement.

(3) The calculation of the Black-Scholes value of any option granted hereunder shall be made by the Compensation Committee of the Board and shall assume:
      (i) a ten-year option term; (ii) an option life equivalent to 70% of the option; (iii) the Company dividend rate on the date of such calculation, if reasonably anticipated to continue; (iv) a risk free rate of return (equivalent to the seven-year U.S. Treasury bill rate) on the date of such calculation; (v) the volatility factor of the Company's common stock based on the weekly closing trading price for the five-year period immediately preceding such calculation; and (vi) an option exercise price equal to the closing price of a share of Company common stock on the date of grant. The calculation will be performed according to the above by the consulting firm of Frederic W. Cook Co., Inc.

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